Subsequent Events	12 Months Ended
May 31, 2024
Subsequent Events [Abstract]
Subsequent Events
25.	SUBSEQUENT EVENTS
On July 25, 2024, Mr. Yuhui Dong (“Mr. Dong”), an employee of the Company and senior management
o
f
the
Time With Yuhui, a wholly-
owned
subsidiary of East Buy, resigned from his current roles within the Group. Apart from the payment to Mr. Dong of the promised benefits and compensations, the board of directors of East Buy have also approved to distribute all remaining undistributed profits from Time with Yuhui as of June 30, 2024, which was approximately US$17,910, to Mr. Dong.
Meanwhile, on July 25, 2024, Xuncheng, Mr. Dong and Time With Yuhui entered into a disposal agreement, pursuant to which Xuncheng agreed to sell, and Mr. Dong agreed to acquire, 100% equity interest in Time With Yuhui at a consideration of US$10,576.

The Company is in the process of assessing the accounting impact of such matter.
As disclosed in Note 15, on August 6, 2024, the Company’s board of directors has approved an adjustment to the share repurchase program, pursuant to which the aggregate value of shares that the Company is authorized to repurchase under the share repurchase program is increased from US$400 million to US$700 million. The upsized share repurchase program is effective through May 31, 2025.
On August 19, 2024, the Company announced that its board of directors has approved a special cash dividend of US$0.06 per common share, or US$0.6 per ADS, to holders of common shares and ADSs of record as of the close of business on September 9, 2024. The aggregate amount of the cash dividend to be paid will be approximately US$100 million.